Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS International Growth VIP Series

Supplement to Prospectus Dated May 1, 2009

Effective immediately, the third sentence of the “Principal Investments” section of the prospectus of RS International Growth VIP Series will be amended and restated in its entirety as follows:

In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Index for Europe, Australasia, and the Far East (“EAFE”).

September 22, 2009